UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM
8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): September 6, 2022

CENTERPOINT ENERGY, INC.
(Exact name of registrant as specified in its charter)

Texas	1-31447	74-0694415
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1111 Louisiana
Houston Texas	77002
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (713)
207-1111

CENTERPOINT ENERGY RESOURCES CORP.
(Exact name of registrant as specified in its charter)

Delaware	1-13265	76-0511406
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1111 Louisiana
Houston Texas	77002
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (713) 207-1111

Check the appropriate box below if the Form
8-K
filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (
see
General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Registrant	Title of each class	Trading Symbol(s)	Name of each exchange on which registered
CenterPoint Energy, Inc.	Common Stock, $0.01 par value	CNP	The New York Stock Exchange
NYSE Chicago
CenterPoint Energy Resources Corp.	6.625% Senior Notes due 2037	n/a	The New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405) or
Rule 12b-2
of the Securities Exchange Act of 1934
(§240.12b-2).
Emerging Growth Company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01.	Regulation FD Disclosure.
On September 6, 2022, CenterPoint Energy Resources Corp. (“CERC”) and Vectren Utility Holdings, LLC (“VUH”), each wholly-owned indirect subsidiaries of CenterPoint Energy, Inc. (“CenterPoint Energy”), announced that CERC has commenced an offer to eligible holders (as defined herein) to exchange (the “Exchange Offer”) any and all outstanding notes issued by Vectren Utility Holdings, Inc. (predecessor of VUH) as set forth in the table below (the “Existing VUH Notes”) for (1) up to $75,000,000 aggregate principal amount of new notes issued by CERC (the “New CERC Notes”) and (2) cash. The New CERC Notes to be issued in the Exchange Offer and the Consent Solicitation (as defined below) will have the same interest payment and maturity dates and interest rate as the Existing VUH Notes. In addition, the New CERC Notes will accrue interest from (and including) the most recent date on which interest has been paid on the Existing VUH Notes accepted in the Exchange Offer and the Consent Solicitation.
Concurrently with the Exchange Offer being made by CERC, VUH is soliciting consents with respect to the Existing VUH Notes (the “Consent Solicitation”) to adopt certain proposed amendments to the indenture governing the Existing VUH Notes to eliminate certain of the covenants, restrictive provisions and events of default from such indenture.
The following table sets forth the Consent Payment, Exchange Consideration, Early Participation Premium and Total Exchange Consideration for the Existing VUH Notes:

Title of Series	CUSIP Number	ISIN	Maturity Date	Aggregate Principal Amount Outstanding	Consent Payment (1)	Exchange Consideration (2)	Early Participation Premium (3)	Total Exchange Consideration (4)
6.10% Senior Notes due 2035	92239MAG6	US92239MAG69	December 1, 2035	$75,000,000	$1.00 in cash	$970 principal amount of New CERC 6.10% Senior Notes due 2035	$30 principal amount of New CERC 6.10% Senior Notes due 2035	$1,000 principal amount of New CERC 6.10% Senior Notes due 2035 and $1.00 in cash

(1)
For each $1,000 principal amount of Existing VUH Notes accepted for exchange. The Consent Payment will be paid to each eligible holder that validly tendered and did not validly withdraw VUH Notes at or prior to the Early Tender Date (as defined herein).

(2)
For each $1,000 principal amount of Existing VUH Notes validly tendered after the Early Tender Date but at or before the Expiration Date (as defined herein), not validly withdrawn and accepted for exchange.

(3)
For each $1,000 principal amount of Existing VUH Notes validly tendered at or before the Early Tender Date, not validly withdrawn and accepted for exchange. Total Exchange Consideration includes the Early Participation Premium (as defined herein).

(4)	For each $1,000 principal amount of Existing VUH Notes validly tendered at or before the Early Tender Date, not validly withdrawn and accepted for exchange.
The Exchange Offer and the Consent Solicitation are being made pursuant to the terms and subject to the conditions set forth in the offering memorandum and consent solicitation statement dated as of September 6, 2022 (as it may be amended or supplemented, the “Offering Memorandum and Consent Solicitation Statement”).
The Exchange Offer and the Consent Solicitation are subject to the satisfaction of certain conditions described in the Offering Memorandum and Consent Solicitation Statement. CERC, in its sole discretion, may terminate, withdraw, amend, delay or extend the Exchange Offer, subject to the terms and conditions set forth in the Offering Memorandum and Consent Solicitation Statement. Any such termination, withdrawal, amendment, delay or extension by CERC with respect to the Exchange Offer will automatically terminate, withdraw, amend, delay or extend the Consent Solicitation, as applicable. In addition, CERC may waive any such condition at any time with respect to an Exchange Offer. Any waiver of a condition by CERC with respect to the Exchange Offer will automatically waive such condition with respect to the Consent Solicitation.

Eligible holders who validly tender (and do not validly withdraw) their Existing VUH Notes at or before 5:00 p.m., New York City time, on September 19, 2022, unless extended (the “Early Tender Date”), will be eligible to receive, on the settlement date, the applicable Total Exchange Consideration as set forth in the table above (the “Total Exchange Consideration”), which includes the Early Participation Premium set forth in the table above (the “Early Participation Premium”). Holders who validly tender (and do not validly withdraw) their Existing VUH Notes after the Early Tender Date but at or before 11:59 p.m., New York City time, on October 3, 2022, unless extended (the “Expiration Date”), will be eligible to receive, on the settlement date, the applicable Exchange Consideration as set forth in the table above. The settlement date will be promptly after the Expiration Date and is expected to be within two business days after the Expiration Date.
The Exchange Offer will only be made, and documents relating to the Exchange Offer will only be distributed, to holders of Existing VUH Notes who complete and return an eligibility letter confirming that they are persons (a) in the United States who are “qualified institutional buyers” as defined in Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”), or (b) that are outside the United States who are not “U.S. persons” as defined in Rule 902 under the Securities Act and who are eligible to participate in the Exchange Offer pursuant to the laws of the applicable jurisdiction, as set forth in the eligibility letter (such holders, “eligible holders”). The complete terms and conditions of the Exchange Offer and the Consent Solicitation are described in the Offering Memorandum and Consent Solicitation Statement, a copy of which may be obtained by contacting Global Bondholder Services Corporation, the exchange agent and information agent in connection with the Exchange Offer and the Consent Solicitation, at (212)
430-3774
or (855)
654-2015
or
contact@gbsc-usa.com
. The eligibility letter is available electronically at:
https://gbsc-usa.com/eligibility/centerpoint
.
This Current Report on Form
8-K
(this “Report”) does not constitute an offer to sell or purchase, or a solicitation of an offer to sell or purchase, or the solicitation of tenders or consents with respect to, any security. No offer, solicitation, purchase or sale will be made in any jurisdiction in which such an offer, solicitation, or sale would be unlawful. The Exchange Offer and the Consent Solicitation are being made to eligible holders solely pursuant to the Offering Memorandum and Consent Solicitation Statement and only to such persons and in such jurisdictions as is permitted under applicable law.
The New CERC Notes have not been registered with the Securities and Exchange Commission under the Securities Act or any state or foreign securities laws. In connection with the issuance of the New CERC Notes, CERC will enter into a registration rights agreement pursuant to which it will agree to exchange the New CERC Notes for registered notes having substantially the same terms as the New CERC Notes or, in certain circumstances, to register the resale of New CERC Notes with the Securities and Exchange Commission. Until they are registered, the New CERC Notes may not be offered or sold in the United States or to any U.S. person except pursuant to an applicable exemption from, or in a transaction not subject to, the registration requirements of the Securities Act.
Cautionary Statement Regarding Forward-Looking Information
This Report includes forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. When used in this Report, the words “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “forecast,” “goal,” “intend,” “may,” “objective,” “plan,” “potential,” “predict,” “projection,” “should,” “target,” “will” or similar words are intended to identify forward-looking statements. These forward-looking statements are based upon assumptions of management which are believed to be reasonable at the time made and are subject to significant risks and uncertainties. Actual events and results may differ materially from those expressed or implied by these forward-looking statements. Forward-looking statements in this Report include any statements that are not historical facts. Each forward-looking statement contained in this Report speaks only as of the date of this Report.
Important factors that could cause actual results to differ materially from those indicated by the provided forward-looking information include, but are not limited to, risks and uncertainties relating to: (1) CenterPoint

Energy’s business strategies and strategic initiatives, restructurings, joint ventures and acquisitions or dispositions of assets or businesses, including the completed sale of its Natural Gas businesses in Arkansas and Oklahoma and the internal restructuring of certain subsidiaries, which we cannot assure you will have the anticipated benefits to us; (2) industrial, commercial and residential growth in CenterPoint Energy’s service territories and changes in market demand; (3) CenterPoint Energy’s ability to fund and invest planned capital and the timely recovery of its investments; (4) financial market and general economic conditions, including access to debt and equity capital and the effect on sales, prices and costs; (5) continued disruptions to the global supply chain and increases in commodity prices; (6) actions by credit rating agencies, including any potential downgrades to credit ratings; (7) the timing and impact of regulatory proceedings and actions and legal proceedings, including those related to the February 2021 winter storm event; (8) legislative decisions, including tax and developments related to the environment such as global climate change, air emissions, carbon, waste water discharges and the handling of coal combustion residuals, among others, and CenterPoint Energy’s net zero and carbon emissions reduction goals; (9) the impact of the
COVID-19
pandemic; (10) the recording of impairment charges; (11) weather variations and CenterPoint Energy’s ability to mitigate weather impacts, including impacts from the February 2021 winter storm event; (12) changes in business plans; (13) CenterPoint Energy’s ability to execute on its initiatives, targets and goals, including its net zero and carbon emissions reduction goals and operations and maintenance goals; and (14) other factors discussed CenterPoint Energy’s and CERC’s Annual Report on Form
10-K
for the fiscal year ended December 31, 2021 and CenterPoint Energy’s and CERC’s Quarterly Reports on Form
10-Q
for the quarters ended March 31, 2022 and June 30, 2022, including in the “Risk Factors” and “Cautionary Statement Regarding Forward-Looking Information” sections of such reports, and other reports CenterPoint Energy or its subsidiaries may file from time to time with the Securities and Exchange Commission.
The information in this Report is being furnished pursuant to Item 7.01 of Form
8-K
and is not deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), is not subject to the liabilities of that section and is not deemed incorporated by reference in any filing under the Securities Act, as amended, or the Exchange Act.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant
has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CENTERPOINT ENERGY, INC.

Date: September 6, 2022	By:	/s/ Kara Gostenhofer Ryan
Kara Gostenhofer Ryan
Vice President and Chief Accounting Officer

CENTERPOINT ENERGY RESOURCES CORP.

	By:	/s/ Kara Gostenhofer Ryan
Kara Gostenhofer Ryan
Vice President and Chief Accounting Officer